UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2009

Labwire, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-1426567	37-1501818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1514 FM 359 North
Brookshire, Texas 77423
(Address of principal executive offices)

(281) 934 – 3153
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 19, 2009, Labwire, Inc. (the “Company”) entered into an occupational screening services agreement with Evergreen International Aviation, Inc. (“Evergreen”). Pursuant to the agreement, the Company will provide laboratory testing and specimen collection services to Evergreen. The Company expects Evergreen to place orders for 10,000 to 12,000 tests per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Labwire, Inc. (Registrant)

Dated: February 26, 2009	By:	/s/ Dexter Morris
Dexter Morris
Chairman & CEO

EXHIBITS
99.1	Press Release
99.2	Labwire Occupational Screening Services Agreement

Exhibig 99.1 Press Release
February 26, 2009 - Labwire Acquires New Aviation Client

Brookshire, TX- Feb. 26, 2009 Labwire, Inc. (Pink Sheets: LBWR), a leading provider of employee screening solutions and canine security and surveillance services, announced that on February 19, 2009,  it has executed a service agreement with  another aviation client with headquarters on the west coast with operations in 35 locations in 21 states. This client is recognized as a world leader in air freight and aviation services with a broad base of customers including other air carriers, aviation companies and governmental agencies. Final approval of operational issues with an “all go” was completed by phone conference on February 25, 2009. The client is expected to require between 10,000 and 12,000 drug and alcohol tests per year, resulting in revenue of around $500,000 annually to the Company. The client will go live on the Labwire platform March 1, 2009.

“Once again I am very proud of our staff’s ability to quickly implement and absorb this volume of business. This shows the viability of our system in handling increased volume/revenue to a certain level without additional personnel or incremental service costs. Labwire’s sales team will continue to pursue other clients with the confidence that whatever comes in can be implemented on the client’s timetable”, says Dexter Morris, Chief Executive Officer, Labwire, Inc.

The Company filed a Form 8-K with the Securities and Exchange Commission regarding this contract.

About Labwire Inc.
Labwire Inc., Headquartered in Brookshire, TX, provides secure and compliant employee drug screening and background checking services to Fortune 500 corporations via the Labwire™ Platform. Labwire™ is a proprietary, web-based application that streamlines the complex regulatory and record management activities associated with employee screening, delivering accurate timely results while eliminating service calls and paper trails. Labwire feels this comprehensive solution to managing employee screening services is the most efficient and cost-effective platform in the industry.

Safe Harbor Provisions:
Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by Labwire, Inc., (the "Company"), as well as those contained herein, that are not historical facts are "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934 and, because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, including those in Management's Discussion and Analysis, are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its Directors or its Officers about the Company and the industry in which it operates, and are based on assumptions made by management. Forward looking statements include without limitation statements regarding: (a) the Company's strategies regarding growth and business expansion, including future acquisitions; (b) the Company's financing plans; (c) trends affecting the Company's financial condition or results of operations; (d) the Company's ability to continue to control costs and to meet its liquidity and other financing needs; (e) the declaration and payment of dividends; and (f) the Company's ability to respond to changes in customer demand and regulations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When issued in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (i) changes in the regulatory and general economic environment; (ii) conditions in the capital markets, including the interest rate environment and the availability of capital; (iii) changes in the competitive marketplace that could affect the Company's revenue and/or cost and expenses, such as increased competition, lack of qualified marketing, management or other personnel, and increased labor and inventory costs; (iv) changes in technology or customer requirements, which could render the Company's technologies noncompetitive or obsolete; (v) new product introductions, product sales mix and the geographic mix of sales.

The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this advertisement are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, governmental approval processes, the impact of competitive products or pricing, technological changes, and the effect of economic conditions.

Investor and Public Relations Contact:
Dexter Morris
email: dexter@labwire.com
Phone: 281-934-3153

Exhibit 99.2
Labwire Occupational Screening Services Agreement

LABWIRE, INC.
Partners for a safe, healthy and effective workforce

Services Agreement

This agreement (the "Agreement") is made as of **February 1, 2009** by and between Labwire, Inc. (hereinafter called "**Administrator**") and **EVERGREEN INTERNATIONAL AVIATION, Inc.** (hereinafter called "**Client**"), and defines the services that the Administrator will provide the Client in return for being designated primary vendor of substance abuse protocol required as part of Client's company–sponsored substance abuse examination of applicants and employees.

I. Description of Protocol

Administrator will provide laboratory-testing services in accordance with the specifications described in Attachment I to this Agreement, incorporated herein by reference.

II. Specimen Collection

Administrator will coordinate specimen collection services in accordance with the specifications described in Attachment II to this Agreement, incorporated herein by reference.

III. Specimen Transportation

Administrator will assume responsibility for overnight transportation of all specimens to the appropriate testing site.

IV. Compensation

Compensation applicable to the substance abuse protocol covered in this Agreement is set forth in Attachment II to this Agreement, incorporated herein by reference.

V. Results (Availability)

A. Negative test results will usually be released within twenty–four hours (24) after receipt of the specimen at the testing site.

B. Positive or irregular results (those requiring recheck) will usually be released within 48–72 hours after receipt of the specimen at the testing site.

C. Holidays and weekend work schedules may alter the schedule of results availability as described above.

VI. Results (Delivery)

Via *Labwire,* electronic reporting of results in a manner designed to protect confidentiality may be available subject to minimum volume guidelines and any applicable federal or state regulations.

LABWIRE, INC.
Partners for a safe, healthy and effective workforce

VII Supplies

All supplies essential to the collection, identification and transportation of specimens to the testing site will be provided by testing laboratory, coordinated by Administrator.

VIII Chain of Custody

Administrator will provide Client with chain of custody documentation and procedures to account for the integrity of each urine specimen by tracking its handling and storage from point of collection to final disposition. Such procedures are designed to disclose evidence of specimen tampering. Specimens arriving at the testing site showing signs of tampering will be considered void and unqualified for testing.

IX Medical Review Officer (MRO) Services

MRO services will be performed on all specified drug screens. Administrator's recommendation regarding Medical Review Officer services are described in Attachment III to this Agreement, incorporated herein by reference. In the case that client chooses a program without MRO services, then client assumes all liability and responsibility for communications with donor regarding results.

X Random Program

The Administrator will provide and conduct the random selection program. The Client will provide the Administrator with a list of employees, job location numbers and social security numbers, in a predetermined format, prior to initiation of the program. The Client will provide updated employee lists, job location numbers and social security numbers seven (7) days prior to each random selection. Random selection services will be provided by Administrator in accordance with the specifications described in Attachment II to this Agreement, incorporated herein by reference.

XI Coordination of Activities

All activities described in Sections II–XI, above, will be coordinated by Administrator's personnel; who will assume responsibility for setting up each site to ensure proper implementation, supply distribution, specimen transportation, results delivery, invoicing, and collection orientation.

XII Agreement Implementation

This agreement will require 30–45 days to fully implement following Administrator's receipt of rosters denoting the name, delivery address, telephone number, and contact person at each of Client's sites. Client roster should be affixed to this Agreement when Client signs it. To ensure prompt attention to any additions/deletions to this roster, changes must be communicated in writing to the following:

Labwire, Inc.
ATTN: Client Services
P.O. Box 1246
Brookshire, TX 77423

LABWIRE, INC.
Partners for a safe, healthy and effective workforce

Admin@labwire.com

XIII Litigation Assistance

Administrator is available to provide litigation assistance.

XIV Payment Terms

Services provided under this Agreement will be billed to Client bi-monthly. Payment for the net billed amount is due in 30 days. Balances unpaid after 30 days following billing are subject to a finance charge of 1½ percent per month, and interest shall accrue from due date of billing on all such unpaid balances.

XV Term and Termination

A. The contents of this Agreement constitute a bona fide offer and will remain firm if accepted by **March 1, 2009.**

B. This Agreement shall exist for an initial period of **one** (1) year from the effective date first above written, and shall automatically renew for successive periods of one (1) year, with the understanding that the fees set forth in Section IV above are subject to negotiation between Client and Labwire, Inc. on the anniversary date of the Agreement for each succeeding term.

C. Either party may cancel this Agreement at the end of the initial term or any renewal term upon giving the other party written notice of its intent not to renew at least thirty (30) days prior to the expiration of the then current term.

D. Upon termination of this agreement, all monies owed to client are due and payable within 15 days upon receipt of full payment all client records will be delivered to client.

E. This Agreement shall automatically terminate on and as of the date any of the following occur: The filing of a petition in bankruptcy by either party: or the making by either party of an assignment for the benefit of creditors: or if any involuntary petition in bankruptcy or petition for an arrangement pursuant to the Bankruptcy Code is filed against either of the parties: or if a receiver is appointed for the business of either party, or any part thereof: or if either party should by law or otherwise discontinue its operations for any reason whatsoever.

F. If either party should fail to comply with any material term of this Agreement, the other party may, at its discretion, declare a default and terminate this Agreement for cause with a thirty (30) day written notice of its intent to so terminate, only if issue(s) remain unresolved for more than thirty (30) days. Notification in writing must be made to either party at the address below.

XVI Compliance with Laws

A. Client is responsible for compliance with any and all state or federal laws and regulations, which may be applicable to Client's Substance Abuse Program policies. It is the Clients' sole responsibility to review the protocols contained in this Agreement to

LABWIRE, INC.
Partners for a safe, healthy and effective workforce

XVII Miscellaneous

A. Entire Agreements; Amendments

This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, supersedes any and all prior agreements, understandings and arrangements between the parties hereto regarding the subject matter hereof, and is intended as a final expression of their agreement and a complete statement of the terms thereof, and shall not be modified except in writing signed by both parties.

B. Notices

All notices required under this Agreement shall be in writing, personally delivered or sent by certified mail, return receipt requested, addressed to the other party as follows:

Administrator:

Labwire, Inc.
P.O. Box 1246
Brookshire, TX 77423

Client:

EVERGREEN INTERNATIONAL AVIATION, Inc.
3850 Three Mile Lane
McMinnville, OR 97128

Either party may change its address to which notice shall be sent by a notice similarly sent.

C. Force Majeure

Neither party shall be liable for failure to perform any duty or obligation that either may have under this Agreement where such failure has been occasioned by an act of God, fire, strike, inevitable accident, war or any cause outside the reasonable control of the party who had the duty to perform.

D. Waiver

The failure of either party to exercise or enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right nor operate to bar the exercise or performance thereof at any time or times thereafter; nor shall its waiver of any right hereunder at any given time; including rights to any payment, be deemed a waiver thereof for any other time.

E. Assignment

Neither party may assign its respective rights and obligations arising out of this Agreement, without prior consent in writing of the other party except that Administrator may assign and any right hereunder to its parent, a subsidiary or an affiliate corporation without the consent of the Client. Subject to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.

F. N/A